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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 Date of Report

                        (Date of earliest event reported)

                                December 22, 2003


                                CSB BANCORP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Ohio                         0-21714                  34-1687530
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(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
        of Incorporation)                                    Identification No.)


      6 West Jackson Street, P.O. Box 232, Millersburg, Ohio        44654
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    (Address of principal executive offices)                      (Zip Code)


       Registrant's telephone number, including area code (330) 674-9015
                                                          --------------

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 5.  Other Events and Regulation FD Disclosure.

On December 22, 2003, CSB Bancorp, Inc. issued a press release announcing that its Board of Directors declared a fourth quarter dividend of $.12 per share to stockholders of record as of December 31, 2003. The dividend will be payable January 20, 2004. The text of the release is attached as Exhibit 99.1 to this Form 8-K.

Item  7.   Financial Statements and Exhibits.

         (c)      Exhibits.

                  99.1     Press Release, dated December 22, 2003.




                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             CSB BANCORP, INC.


Date: December 22, 2003                     By: /s/  John J. Limbert
                                            --------------------------------
                                            President and Chief Executive
                                            Officer
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                                INDEX TO EXHIBITS

Exhibit Number    Description of Exhibit
--------------    ----------------------

         99.1     Press Release, dated December 22, 2003.